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                                                                   EXHIBIT 23.01


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement on Form S-4 and Prospectus of Corixa Corporation for the registration of additional shares of its Common Stock and to the use of our report dated January 28, 1998, with respect to the financial statements of Corixa Corporation.

/s/ ERNST & YOUNG LLP

Seattle, Washington
August 5, 1998